UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2022

America Great Health

(Exact name of registrant as specified in charter)

Wyoming

(State or other jurisdiction of incorporation)

0-27873	98-0178621
(Commission File Number)	(IRS Employer Identification No.)

1609 W Valley Blvd., #338, Alhambra, CA	91803
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (626) 576-1299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2022, AIBEIDA Lifetech Limited. (“AIBEIDA”), a Hong Kong limited liability company, entered into an Investment Cooperation Agreement (the “Agreement”) with America Great Health. (the “Company”) pursuant to which the AIBEIDA agrees to assign 60% of its ownership equity in its wholly owned subsidiary CBD99, Inc., which is currently valued at USD $2,660,000. AIBEIDA will purchase two patents from third parties with total valuation of USD $540,000 and transfer the patent into CBD99, Inc., upon such transfer, the total valuation of CBD99, Inc. will be USD $3,200,000.

The Company will transfer worth of $4.8 million dollars of the Company’s outstanding shares (USD 0.1 per share) to AIBEIDA in exchange for the 60% ownership equity in CBD99, Inc. After such investment, the Company will become 60% shareholder of CBD99, Inc. A stock certificate represents the shares will be issued to AIBEIDA accordingly.

AIBEIDA has the agency rights of the raw material extraction processing and formulation technology and equipment of Hangzhou AIBEIDA Technology Co., Ltd., CBD99, Inc. is a wholly owned subsidiary of AIBEIDA incorporated in April 2018 in Oregon, USA., which has built a production and processing factory with a monthly capacity of 1,000 kg cannabidiol distillate and isolate.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties, and actual results may differ materially from the results anticipated in the forward-looking statements. Differences may result from risks and uncertainties beyond the Company’s control. Additional factors that could materially impact the Company’s results and operations can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015 and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow Group does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

AMERICA GREAT HEALTH

Date: August 21, 2022

By:     /s/ Mike Wang

Name:    Mike Wang

Title:      President